Rule 497(d)

                                  The FT Series

                          Supplement to the Prospectus


Distribution Reinvestment Option

Notwithstanding anything to the contrary in the Prospectus, for Unit holders who participate in the Distribution Reinvestment Option, each reinvestment plan is subject to availability or limitation by the Sponsor and each broker/dealer or selling firm. The Sponsor or broker/dealers may suspend or terminate the offering of a reinvestment plan at any time. Please contact your financial professional for additional information.

February 7, 2007